UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 11, 2007
                                                ---------------------------


Commission       Registrant, State of Incorporation,     I.R.S. Employer
File Number      Address and Telephone Number            Identification No.

1-3526           The Southern Company                    58-0690070
                 (A Delaware Corporation)
                 30 Ivan Allen Jr. Blvd., N.W.
                 Atlanta, Georgia 30308
                 (404) 506-5000


The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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2



Item 8.01.      Other Events.

                On January 11, 2007, The Southern Company ("Southern") entered into an Underwriting Agreement covering the issue and sale of $500,000,000 aggregate principal amount of its Series 2007A 5.30% Senior Notes due January 15, 2012 (the "Series 2007A Senior Notes"). The Series 2007A Senior Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-138503, 333-138503-01 and 333-138503-02), as amended, of Southern.

Item 9.01.  Financial Statements and Exhibits.

             (c)  Exhibits
            1.2    Underwriting Agreement relating to the Series 2007A Senior Notes, dated January 11,
                   2007, among Southern and Barclays Capital Inc., Lehman Brothers Inc., Morgan Keegan
                   & Company, Inc., SunTrust Capital Markets, Inc. and The Williams Capital Group,
                   L.P., as the Underwriters.

            4.1    Senior Note Indenture dated as of January 1, 2007, between
                   Southern and Wells Fargo Bank, National Association, as Trustee.

            4.2    First Supplemental Indenture to the Senior Note Indenture dated as of January 18,
                   2007, providing for the issuance of the Series 2007A Senior Notes.

            4.13   Form of Series 2007A Senior Note  (included in Exhibit 4.2 above).

            5.1    Opinion of Troutman Sanders LLP relating to the Series 2007A Senior Notes.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 18, 2007              THE SOUTHERN COMPANY


                                     By  /s/  Patricia L. Roberts
                                            Patricia L. Roberts
                                            Assistant Secretary